UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 JANUARY 9, 2006

                                  NELNET, INC.
                    (Exact name of registrant as specified in its charter)

              NEBRASKA               001-31924               84-0748903
--------------------------------  ----------------    ------------------------

    (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)         File Number)         Identification No.)


            121 SOUTH 13TH STREET
                  SUITE 201
              LINCOLN, NEBRASKA                               68508
--------------------------------------------          -----------------------
  (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240-13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

               On January 9, 2006, the Board of Directors of Nelnet, Inc. appointed Jeffrey R. Noordhoek as President of the Company, effective immediately. Michael S. Dunlap and Stephen F. Butterfield will continue in their roles as Co-Chief Executive Officers and also in their roles as Chairman of the Board and Vice Chairman of the Board, respectively.

               Prior to his appointment as President, Mr. Noordhoek, age 39, served as Executive Director and Capital Markets Officer of the Company, a position he held since October 2002. From March 2001 until October 2002 he was Senior Vice President of National Education Loan Network, Inc., a subsidiary of Nelnet. Between January 1996 and March 2001, he served as a Vice President of the Company, and prior to 1996 he served as a Vice President of Nelnet's predecessor, Union Financial Services, Inc.

               Mr. Noordhoek's employment is not subject to an employment agreement. Under the Company's Bylaws, each officer holds office for a term of one year or until their successor is elected and qualified. As President, Mr. Noordhoek will have compensation arrangements commensurate with the arrangements for the Named Executive Officers (other than the Co-CEO's) as summarized with respect to 2005 in Exhibit
        10.3 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

               On January 9, 2006, Nelnet, Inc. issued a press release announcing Mr. Noordhoek's appointment and the formation of an Educational Services division that will be led by David Bottegal as Chief Executive Officer of the division and Matt Hall as Chief Operating Officer of the division. A copy of the press release is attached as an exhibit to this Report.


Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.


      (d) Exhibits. The following exhibit is filed as part of this report:

          99.1 - Press release by Nelnet, Inc. dated January 9, 2006 - "Nelnet taps Bottegal and Hall to lead Education Services division, names Noordhoek President"

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2006

                                            NELNET, INC.

                                            /s/  TERRY J. HEIMES
                                            ------------------------------------
                                            By: Terry J. Heimes
                                                Title:   Chief Financial Officer




                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

99.1 Press release by Nelnet, Inc. dated January 9, 2006 - "Nelnet taps Bottegal and Hall to lead Education Services division, names Noordhoek President"